UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2016

 Oritani Financial Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34786	30-0628335
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

370 Pascack Road, Township of Washington, New Jersey	07676
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (201) 664-5400
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a)
KPMG LLP was previously the principal accountants for Oritani Financial Corp.  On December 12, 2016, Oritani Financial Corp. (the "Company") notified KPMG LLP ("KPMG") of its dismissal as the Company's independent registered public accounting firm. The dismissal of KPMG was approved by the Audit Committee of the Company's Board of Directors.

During the two fiscal years ended June 30, 2016 and the subsequent interim period through December 12,  2016, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure,  or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

KPMG's audit reports on the Company's consolidated financial statements as of and for the years ended June 30, 2016 and June 30, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided KPMG a copy of the disclosures in this Form 8-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company's statements in this Item 4.01. A copy of the letter dated December 13, 2016 is filed as Exhibit 16.1 to this Form 8-K.

(b)
On December 12, 2016, the Audit Committee of the Company's Board of Directors selected Crowe Horwath LLP ("Crowe") as the Company's independent registered public accounting firm effective December 12, 2016.  During the two fiscal years ended June 30, 2016 and the subsequent interim period preceding the selection of Crowe, the Company did not consult with Crowe regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements, and Crowe did not provide any written report or oral advice that Crowe concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibit No.	Description

	16.1	Letter of KPMG LLP, dated December 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORITANI FINANCIAL CORP.
DATE: December 14, 2016	By:	/s/ John M. Fields, Jr.
John M. Fields, Jr.
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)